TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-02729
SERIES NO.:                 2

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $    15,101
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $       334
                               Personal Investment Class                $        86
                               Cash Management Class                    $     3,040
                               Reserve Class                            $        62
                               Resource Class                           $       275
                               Corporate Class                          $     2,050

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $    0.0016
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $    0.0007
                               Personal Investment Class                $    0.0007
                               Cash Management Class                    $    0.0010
                               Reserve Class                            $    0.0007
                               Resource Class                           $    0.0007
                               Corporate Class                          $    0.0014

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                       19,867,691
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                     560,004
                               Personal Investment Class                    122,816
                               Cash Management Class                        403,407
                               Reserve Class                                159,120
                               Resource Class                               482,912
                               Corporate Class                            1,173,208

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $      1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $      1.00
                               Personal Investment Class                $      1.00
                               Cash Management Class                    $      1.00
                               Reserve Class                            $      1.00
                               Resource Class                           $      1.00
                               Corporate Class                          $      1.00

GOVERNMENT TAXADVANTAGE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-02729
SERIES NO.:                 7

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $      79
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $       6
                               Personal Investment Class                $       3
                               Cash Management Class                    $      44
                               Reserve Class                            $      51
                               Resource Class                           $       2
                               Corporate Class                          $       3

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $  0.0013
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $  0.0009
                               Personal Investment Class                $  0.0009
                               Cash Management Class                    $  0.0009
                               Reserve Class                            $  0.0009
                               Resource Class                           $  0.0009
                               Corporate Class                          $  0.0011

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                        121,123
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                     6,161
                               Personal Investment Class                    2,607
                               Cash Management Class                       31,387
                               Reserve Class                               36,633
                               Resource Class                                 194
                               Corporate Class                              2,944

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $    1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $    1.00
                               Personal Investment Class                $    1.00
                               Cash Management Class                    $    1.00
                               Reserve Class                            $    1.00
                               Resource Class                           $    1.00
                               Corporate Class                          $    1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-02729
SERIES NO.:                 8

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $     8,856
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $       403
                               Personal Investment Class                $        11
                               Cash Management Class                    $       218
                               Reserve Class                            $       263
                               Resource Class                           $        74
                               Corporate Class                          $       978

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $    0.0019
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $    0.0009
                               Personal Investment Class                $    0.0009
                               Cash Management Class                    $    0.0013
                               Reserve Class                            $    0.0009
                               Resource Class                           $    0.0010
                               Corporate Class                          $    0.0017

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                       10,716,469
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                     340,864
                               Personal Investment Class                      7,507
                               Cash Management Class                        150,101
                               Reserve Class                                315,878
                               Resource Class                                95,687
                               Corporate Class                              316,436

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $      1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $      1.00
                               Personal Investment Class                $      1.00
                               Cash Management Class                    $      1.00
                               Reserve Class                            $      1.00
                               Resource Class                           $      1.00
                               Corporate Class                          $      1.00

LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-02729
SERIES NO.:                16

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $    59,772
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $       183
                               Personal Investment Class                $        40
                               Cash Management Class                    $       661
                               Reserve Class                            $        87
                               Resource Class                           $        15
                               Corporate Class                          $     4,553

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $    0.0033
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $    0.0008
                               Personal Investment Class                $    0.0007
                               Cash Management Class                    $    0.0025
                               Reserve Class                            $    0.0007
                               Resource Class                           $    0.0015
                               Corporate Class                          $    0.0030

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                       10,418,646
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                     241,263
                               Personal Investment Class                     29,241
                               Cash Management Class                        250,562
                               Reserve Class                                100,162
                               Resource Class                                 7,246
                               Corporate Class                              169,617

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $      1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $      1.00
                               Personal Investment Class                $      1.00
                               Cash Management Class                    $      1.00
                               Reserve Class                            $      1.00
                               Resource Class                           $      1.00
                               Corporate Class                          $      1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-02729
SERIES NO.:                17

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $    4,849
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $      213
                               Personal Investment Class                $      165
                               Cash Management Class                    $      650
                               Reserve Class                            $       53
                               Resource Class                           $       32
                               Corporate Class                          $      196

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $   0.0026
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $   0.0015
                               Personal Investment Class                $   0.0015
                               Cash Management Class                    $   0.0020
                               Reserve Class                            $   0.0015
                               Resource Class                           $   0.0016
                               Corporate Class                          $   0.0024

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                       1,607,856
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                    141,060
                               Personal Investment Class                   117,474
                               Cash Management Class                       167,871
                               Reserve Class                                21,474
                               Resource Class                               16,866
                               Corporate Class                                   9

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $     1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $     1.00
                               Personal Investment Class                $     1.00
                               Cash Management Class                    $     1.00
                               Reserve Class                            $     1.00
                               Resource Class                           $     1.00
                               Corporate Class                          $     1.00

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-02729
SERIES NO.:                18

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Institutional Class                      $    628
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Private Investment Class                 $     19
                               Personal Investment Class                $      2
                               Cash Management Class                    $     33
                               Reserve Class                            $     17
                               Resource Class                           $      2
                               Corporate Class                          $      1

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Institutional Class                      $ 0.0010
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Private Investment Class                 $ 0.0005
                               Personal Investment Class                $ 0.0005
                               Cash Management Class                    $ 0.0007
                               Reserve Class                            $ 0.0005
                               Resource Class                           $ 0.0005
                               Corporate Class                          $ 0.0008

74U.                        1  Number of shares outstanding (000's Omitted)
                               Institutional Class                       450,754
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Private Investment Class                   24,466
                               Personal Investment Class                   2,397
                               Cash Management Class                      30,668
                               Reserve Class                              21,533
                               Resource Class                              2,411
                               Corporate Class                                32

74V.                        1  Net asset value per share (to nearest cent)
                               Institutional Class                      $   1.00
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Private Investment Class                 $   1.00
                               Personal Investment Class                $   1.00
                               Cash Management Class                    $   1.00
                               Reserve Class                            $   1.00
                               Resource Class                           $   1.00
                               Corporate Class                          $   1.00